UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

SPINNAKER EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-16009	76-0560101
(Commission File Number)	(IRS Employer Identification No.)

1200 Smith Street, Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 759-1770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Spinnaker Exploration Company (NYSE: SKE) today announced that the Nigerian government, through the Ministry of Petroleum Resources, has granted approval for Ocean Energy Nigeria Limited, a wholly-owned subsidiary of Devon Energy Corporation (NYSE: DVN), to assign 12.5% of its participating interest in OPL Block 256 offshore Nigeria to Spinnaker Exploration 256 Limited. OPL Block 256 was acquired by Ocean Energy Nigeria Limited and Nigerian Petroleum Development Company Limited (“NPDC”). OPL Block 256 is located approximately 200 kilometers off the coast of Nigeria in water depths ranging from 1,500 to 2,800 meters. The block is 2,550 square kilometers (631,000 acres). Drilling operations for the second well on OPL Block 256 are scheduled to commence in the fourth quarter of 2005.

Spinnaker also announced that it has entered into a Farmout Agreement covering a 15% interest in OPL Block 242 offshore Nigeria from Ocean Energy Nigeria 242 Limited, a wholly-owned subsidiary of Devon. The transfer of interest to Spinnaker Nigeria 242 Limited is subject to various approvals from the Nigerian government. OPL Block 242 was acquired by Ocean Energy Nigeria 242 Limited and NPDC in 2003. OPL Block 242 is located approximately 150 kilometers off the coast of Nigeria in water depths ranging from 2,000 to 3,000 meters. The block is 2,334 square kilometers (577,000 acres). Spinnaker is committed to participate in an extensive seismic program and drilling of an exploratory well on the block.

Spinnaker Exploration Company is an independent energy company engaged in the exploration, development and production of oil and gas in the U.S. Gulf of Mexico and West Africa. To learn more about Spinnaker, the Company’s website may be accessed at www.spinnakerexploration.com.

Certain statements in this disclosure are forward-looking and are based upon Spinnaker’s current belief as to the outcome and timing of future events that are subject to numerous uncertainties. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in oil and gas prices, operating risks and other risk factors as described in Spinnaker’s Annual Report on Form 10-K for the year ended December 31, 2004 and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Spinnaker’s actual results and plans could differ materially from those expressed in the forward-looking statements. The forward-looking statements in this disclosure are made only as of the date hereof, and Spinnaker undertakes no obligation to update such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPINNAKER EXPLORATION COMPANY

Date: October 18, 2005	By:	/s/ JEFFREY C. ZARUBA
	Name:	Jeffrey C. Zaruba
	Title:	Vice President, Treasurer and Assistant Secretary

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